                                                                    Exhibit 10.2
                             ARTICLES OF AMENDMENT

                                    to the

                           ARTICLES OF INCORPORATION

                                      of

                        WEBB INTERACTIVE SERVICES, INC.

                         Pursuant to Section 7-106-102
                   of the Colorado Business Corporation Act

          WEBB INTERACTIVE SERVICES, INC., a Colorado corporation (the "Corporation"), hereby amends its Articles of Incorporation by adopting these Articles of Amendment ("Articles of Amendment") pursuant to Section 7-106-102 of
                        ---------------------
the Colorado Business Corporation Act to authorize a series of the Corporation's previously authorized Preferred Stock, no par value (the "Preferred Stock"), as
                                                          ---------------
follows:

          1.  The name of the Corporation is WEBB INTERACTIVE SERVICES, INC.

          2. The Corporation's Board of Directors duly adopted these Articles of Amendment on January 13, 2000.

          3. These Articles of Amendment hereby amend Article IV of the Corporation's Articles of Incorporation by adding the following language at the end of such Article as follows:


[9]. SERIES B CONVERTIBLE PREFERRED STOCK
     ------------------------------------

1.   DESIGNATION AND AMOUNT.
     ----------------------

     The designation of this series, which consists of twelve thousand five hundred (12,500) shares of Preferred Stock, is the "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") and the face amount of each
                       ------------------------
share of Series B Preferred Stock (each, a "Preferred Share" and collectively,
                                            ---------------
the "Preferred Shares") shall be One Thousand Dollars ($1,000) per Preferred
     ----------------
Share (the "Stated Value"). The date on which the Preferred Shares are issued
            ------------
and sold, together with the related warrants (the "Warrants"), pursuant to the
                                                   --------
Securities Purchase Agreement, dated December 31, 1999, between the Corporation and the Purchasers named therein (the "Securities Purchase Agreement") is
                                       -----------------------------
referred to herein as the "Issue Date". The Corporation has agreed to register
                           ----------
the shares of Corporation's Common Stock, no par value (the "Common Stock"),
                                                             ------------
pursuant
to a Registration Rights Agreement (the "Registration Rights Agreement"). The
                                         -----------------------------
holders of Preferred Shares are each referred to as a "Holder" and,
                                                       ------
collectively, as the "Holders".
                      -------

2.   DIVIDENDS.
     ---------

     The Series B Preferred Stock will not bear dividends.

3.   PRIORITY.
     --------

     (a)  Payment upon Dissolution.
          ------------------------

          (i) Upon the occurrence of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, commenced by the Corporation or by its creditors, as such, or relating to its assets or (y) the dissolution or other winding up of the Corporation whether total or partial, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Corporation (each, a "Liquidation
                                                                     -----------
Event"), no distribution shall be made to the holders of any shares of Junior
-----
Securities (as defined below) unless, following the payment of preferential amounts on all Senior Securities (as defined below), each Holder shall have received the Liquidation Preference (as defined below) with respect to each Preferred Share then held by such Holder. In the event that upon the occurrence of a Liquidation Event, and following the payment of preferential amounts on all Senior Securities (as defined below), the assets available for distribution to the Holders and the holders of Pari Passu Securities are insufficient to pay the Liquidation Preference with respect to all of the outstanding Preferred Shares and the preferential amounts payable to such holders, the entire assets of the Corporation shall be distributed ratably among the Preferred Shares and the shares of Pari Passu Securities in proportion to the ratio that the preferential amount payable on each such share (which shall be the Liquidation Preference in the case of a Preferred Share) bears to the aggregate preferential amount payable on all such shares.

          (ii) The "Liquidation Preference" with respect to a Preferred Share
                    ----------------------
shall mean an amount equal to the Stated Value of such Preferred Share. "Junior
                                                                         ------
Securities" shall mean the Common Stock and all other capital stock of the
----------
Corporation that are not Pari Passu Securities or Senior Securities. "Pari
                                                                      ----
Passu Securities" shall mean any securities ranking by their terms pari passu
----------------
with the Series B Preferred Stock in respect of redemption or distribution upon liquidation. "Senior Securities" shall mean (i) any debt issued or assumed by
              -----------------
the Corporation and (ii) any securities of the Corporation which by their terms have a preference over the Series B Preferred Stock in respect of redemption or distribution upon liquidation.

4.   CONVERSION.
     ----------

     (a)  Right to Convert.  Each Holder shall have the right to convert, at any
          ----------------
time and from time to time after the Issue Date, all or any part of the Preferred Shares held by such Holder into such number of fully paid and non-assessable shares ("Conversion Shares") of the
                                                      -----------------
Common Stock as is determined in accordance with the terms hereof (a "Conversion").
 ----------

     (b)  Conversion Notice.  In order to convert Preferred Shares, a Holder
          -----------------
shall send to the Corporation by facsimile transmission, at any time prior to 11:59 p.m., eastern time, on the date on which such Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion in substantially
                 ---------------
the form of Exhibit A hereto (a "Conversion Notice") stating the number of
                                 -----------------
Preferred Shares to be converted, the applicable Conversion Price (as defined below) and a calculation of the number of shares of Common Stock issuable upon such Conversion and (ii) a copy of the certificate or certificates representing the Preferred Shares being converted. The Holder shall thereafter send the original of the Conversion Notice and of such certificate or certificates to the Corporation. The Corporation shall issue a new certificate for Preferred Shares in the event that less than all of the Preferred Shares represented by a certificate delivered to the Corporation in connection with a Conversion are converted. Except as otherwise provided herein, upon delivery of a Conversion Notice by a Holder in accordance with the terms hereof, such Holder shall, as of the applicable Conversion Date, be deemed for all purposes to be record owner of the Common Stock to which such Conversion Notice relates. In the case of a dispute between the Corporation and a Holder as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion (including without limitation the calculation of any adjustment to the Conversion Price pursuant to Section 6 below), the Corporation shall issue to such Holder the number of Conversion Shares that are not disputed within the time periods specified in paragraph 4(e) below and shall submit the disputed calculations to its independent accountant within two (2) Business Days of receipt of such Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and such Holder of the results in writing no later than three
(3) Business Days following the Corporation's receipt of such Holder's Conversion Notice (such 3/rd/ Business Day being referred to herein as the "Disputed Share Calculation Date"). Such accountant's calculation shall be
 -------------------------------
deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

     (c)  Number of Conversion Shares; Conversion Price.
          ---------------------------------------------

          (A) The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined by dividing (i) the aggregate Stated Value of the Preferred Shares to be converted by (ii) the Conversion Price (as defined below) in effect on the applicable Conversion Date.

          (B)  "Conversion Price" shall be determined, subject to adjustment for
                ----------------
the events specified in Section 6 below, as follows: (A) during the period beginning on the Issue Date and ending on the Trading Day (as defined below) occurring immediately prior to the Effective Date (as defined below), the Conversion Price shall be equal to the lower of (i) $20.00 (subject to adjustment for the events specified in Section 6 hereof) and (ii) the Market Price (as defined below) on the Issue Date (such lower price being referred to herein as the "Initial Conversion Price"), (B) on and after
               ------------------------
the Effective Date (and subject to further adjustment as specified in clause (C) below), the Conversion Price shall be equal to the lower of (i) the Initial Conversion Price and (ii) the Market Price on the Effective Date and (C) on and after the later to occur of (x) the ninetieth (90/th/) day following the Effective Date and (y) the two hundred and seventieth (270/th/) day following the Issue Date (the later to occur of (x) and (y) being referred to as the "Determination Date"), the Conversion Price shall be equal to the lowest of (i)
 ------------------
the Initial Conversion Price, (ii) the Conversion Price determined pursuant to clause (B) above, and (iii) the Market Price on the Determination Date; provided, however, that the adjustment to the Conversion Price effected pursuant
--------  -------
to this clause (C) shall not occur in the event that the Market Price on the Effective Date is at least 130% of the Initial Conversion Price. Notwithstanding the foregoing, in no event will any Conversion Price calculated pursuant to clauses (A), (B) or (C) above be lower than $8.00 (subject to adjustment for the events specified in Section 6 hereof).

     (d)  Certain Definitions. "Business Day" means any day on which the New
          -------------------   ------------
York Stock Exchange and commercial banks located in the City of New York are open for business. "Closing Bid Price" means, with respect to the Common Stock,
                    -----------------
the closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to each Holder of the then outstanding Preferred Shares (collectively, "Bloomberg") or if the foregoing does not apply, the last
                ---------
reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. (collectively, the "Applicable Reporting
                                                           --------------------
Entity"). If the Closing Bid Price cannot be calculated for such security on
--------
any of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an independent investment banking firm selected by all of the Holders of Preferred Shares, and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation. "Effective Date" means the day on which the Registration
                  --------------
Statement (as defined in the Registration Rights Agreement) is declared effective by the Securities and Exchange Commission. "Market Price" means the
                                                      ------------
average Closing Bid Price for the Common Stock occurring during the period of ten (10) consecutive Trading Days immediately preceding (but not including) the date of determination (but in no event greater than the Closing Bid Price on the Trading Day immediately preceding such date of determination); provided that if the Market Price cannot be calculated as aforesaid, such Market Price shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Holders of a majority of the Preferred Shares then outstanding, with the costs of such appraisal to be borne by the Corporation. "Trading Day" means any day on which
                                           -----------
the Common Stock is purchased and sold on the principal securities exchange or market on which the Common Stock is then listed or traded.

     (e)  Delivery of Conversion Shares.  Upon receipt of a Conversion Notice
          -----------------------------
from a Holder, the Corporation shall, on or before the close of business on the later to occur of (i) the third (3rd)

Business Day following the Conversion Date set forth in such Conversion Notice and (ii) with respect to Conversion Shares that are the subject of a dispute as described in paragraph 4(b) above, the Business Day immediately following the Disputed Share Calculation Date (the applicable such Business Day being referred to herein as a "Delivery Date"), issue and deliver or cause to be delivered to
                -------------
such Holder the number of Conversion Shares to which such Holder is entitled to receive as provided herein. The Corporation shall effect delivery of Conversion Shares to a Holder by, as long as the transfer agent for the Corporation (the "Transfer Agent") participates in the Depository Trust Company ("DTC") Fast
 --------------                                                  ---
Automated Securities Transfer program ("FAST"), crediting the account of such
                                        ----
Holder or its nominee at DTC (as specified in the applicable Conversion Notice or otherwise in writing) with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that Transfer Agent is not a participant in FAST, or if Conversion Shares are not otherwise eligible for delivery through FAST, or if a Holder so specifies in a Conversion Notice or otherwise in writing on or before the Delivery Date, the Corporation shall effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional share shall be disregarded and the number of Conversion Shares shall be the rounded to the nearest whole number of shares. Conversion Shares delivered to a Holder shall not contain any restrictive legend as long as (A) the resale, transfer, pledge or other disposition of such shares is covered by an effective registration statement and such Holder represents in writing to the Corporation that such shares have been or are being sold pursuant to such registration statement, (B) such shares have been publicly sold pursuant to Rule 144
("Rule 144"), or (C) such shares can be sold pursuant to Rule 144(k) under
  --------
Securities Act of 1933, as amended (the "Securities Act"), or any successor
                                         --------------
rule or provision.

     (f)  Failure to Deliver Conversion Shares.
          ------------------------------------

          (i) In the event that, as a result of any willful action or failure to act on the part of the Corporation (whether under these Articles of Amendment, under any other Transaction Document (as defined in the Securities Purchase Agreement) or otherwise, including without limitation a failure by the Corporation to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to conversions of Preferred Shares), a Holder has not received certificates (without any restrictive legend in the circumstances described in clause (A), (B) or (C) of paragraph 4(e) above) representing the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), and such failure to
                                      ------------------
deliver certificates continues for ten (10) Business Days following the delivery of written notice thereof from such Holder (such tenth Business Day being referred to herein as the "Conversion Default Date"), the Corporation shall pay
                           -----------------------
to such Holder payments ("Conversion Default Payments") in the amount of (i) "N"
                          ---------------------------
multiplied by (ii) the aggregate Stated Value of the Preferred Shares which are
-------------
the subject of such Conversion Default multiplied by (iii) one percent (1%),
                                       -------------
where "N" equals the number of days elapsed between the Conversion Default Date and the earlier to occur of (i) the date on which all of the certificates (without any restrictive legend in the circumstances described in clause (A), (B) or (C) of paragraph 4(e) above) representing such

Conversion Shares are issued and delivered to such Holder, (ii) the date on which such Preferred Shares are redeemed pursuant to the terms hereof and (iii) the date on which a Withdrawal Notice (as defined below) is delivered to the Corporation. Amounts payable hereunder shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amounts have accrued.

          (ii) In the event that a Holder has not received certificates (without any restrictive legend in the circumstances described in clause (A),
(B) or (C) of paragraph 4(e) above) representing the Conversion Shares by the tenth (10/th/) Business Day following a Conversion Default as a result of any willful action or any failure to act on the part of the Corporation (whether under these Articles of Amendment, under any other Transaction Document (as defined in the Securities Purchase Agreement) or otherwise, including without limitation a failure by the Corporation to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to conversions of Preferred Shares), such Holder may, upon written notice (a "Withdrawal Notice")
                                                            -----------------
delivered to the Corporation on such Business Day or on any Business Day thereafter (unless, prior to the delivery of such notice, such Conversion Shares are delivered to such Holder), withdraw its Conversion Notice with respect to such Conversion Shares and regain its rights as a Holder of the Preferred Shares that are the subject of such Conversion Default. In such event, the Conversion Price in effect when such Preferred Shares are thereafter converted shall be equal to the lowest Conversion Price or (if lower) Market Price occurring on or after the date of such Conversion Notice reduced by one percent (1%) for each day occurring during the period immediately following such 10th Business Day until the day on which the such Holder delivers a Withdrawal Notice to the Corporation; provided, however, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%). (For example, if such Conversion Default were to continue for five days following such 10th Business Day, such Conversion Price would be reduced by 5%; if for ten days, by 10%; and for fifty days or more, 50%, so that the number of Conversion Shares deliverable upon conversion of such Preferred Shares would be increased proportionately). Upon delivery by a Holder of a Withdrawal Notice, such Holder shall retain all of such Holder's rights and remedies with respect to the Corporation's failure to deliver such Conversion Shares (including without limitation the right to receive the cash payments specified in subparagraph 4(f)(i) above).

          (iii) In addition to any other remedies provided herein, each Holder shall have the right to pursue actual damages for the Corporation's failure to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by such Holder to make delivery on a sale lawfully effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate Conversion Price for such Conversion
                   -----
Shares, and such Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (g)  Conversion at Maturity.  On the Determination Date, all Preferred
          ----------------------
Shares then held by the Holders (and with respect to which a Holder has not submitted a Notice of Conversion) shall be automatically converted into the number of shares of Common Stock equal to the Stated Value of such Preferred Shares divided by the Conversion Price then in effect (a "Conversion at
       ----------                                         -------------
Maturity"); provided, however, that if, on the Determination Date, (i) the
--------
number of shares of Common Stock authorized, unissued and unreserved for all other purposes, or held in the Corporation's treasury, is not sufficient to effect the issuance and delivery of the number of Conversion Shares into which all outstanding Preferred Shares are then convertible, (ii) the Common Stock is not actively traded on either the Nasdaq SmallCap or National Market, (iii) a Mandatory Redemption Event (as defined herein) has occurred and is continuing,
(iv) the conversion of a Holder's Preferred Shares pursuant to the Conversion at Maturity would violate the provisions of Section 5 below; provided, however, that in such event the Conversion at Maturity would apply solely to those Preferred Shares the conversion of which would not violate Section 5 as of the Determination Date and provided, further, that the determination on the Determination Date of a Holder's beneficial ownership of Common Stock pursuant to paragraph 5(b) above shall exclude any shares of Common Stock acquired by such Holder otherwise than pursuant to the conversion or exercise of securities outstanding on the day following the issuance of the Preferred Stock, or (v) the Registration Statement (as defined in the Registration Rights Agreement) is not effective and available for the resale of all Conversion Shares and Warrant Shares issuable on the Determination Date upon the conversion or exercise of all Preferred Shares and Warrants then outstanding (without regard to any limitations on such conversion or exercise), each Holder shall have the option, upon written notice to the Corporation, to regain its rights as a holder of Preferred Shares (which, in the circumstances described in clause (iv) above, would comprise the Preferred Shares not converted pursuant to the proviso of clause (iv)), including without limitation, the right to convert such Preferred Shares in accordance with the terms of paragraphs 4(a) through 4(f) hereof and, upon delivery of such notice, such Preferred Shares shall not be subject to a Conversion at Maturity hereunder until the thirtieth (30/th/) day following the later of (a) the date on which the event specified in (i), (ii), (iii), (iv), or
(v) is no longer continuing and (b) the date on which the Corporation delivers to each Holder written notice to such effect, and in such event, such thirtieth day shall be deemed to be the Determination Date for purposes of these Articles of Amendment; provided, however, that in the case of an event specified in clause (iv), which (A) relates to the provisions of paragraph 5(a), the Conversion Price for any conversions occurring after the happening of an event (including without limitation the approval of the Corporation's stockholders described in paragraph 5(a)) pursuant to which the applicability of such paragraph to the conversion of Preferred Shares is eliminated shall be equal to the lowest of (i) the Initial Conversion Price, (ii) the Conversion Price in effect on the Determination Date, and (iii) the Market Price on the first Trading Day on which paragraph 5(a) is no longer applicable, or (B) relates to the provisions of paragraph 5(b), the Conversion Price for any conversions occurring after the Determination Date shall be equal to the Conversion Price on the Determination Date. In the event that the Registration Statement (as defined in the Registration Rights Agreement) has not been effective and available to each Holder for the resale of the maximum number of Conversion Shares and Warrant Shares issuable upon conversion or exercise of such Holder's Preferred Shares and Warrants, respectively (without regard to any limitations on such conversion or exercise), for any period or periods on or after the Effective Date and before the Determination Date (collectively, a "Blackout Period"), the Determination Date (the "Original Determination Date") shall be delayed for a period of days equal to the Blackout Period (the Trading Day immediately following last day of such period being referred to herein as the "Delayed Determination Date") and the Delayed Determination Date shall be deemed to be the Determination Date for the purposes of these Articles of Amendment; provided, however, that if the Determination Date is delayed because a Blackout Period has occurred, the Conversion Price in effect on and after the Original Determination Date (but prior to the Delayed Determination Date) shall be equal to the lowest of (i) the Initial Conversion Price, (ii) the Conversion Price in effect on the Trading Day immediately prior to the Original Determination Date, and (iii) the Market Price on the Original Determination Date and provided, further, that the Conversion Price in effect on the Delayed Determination Date shall be equal to the lowest of (i) the Initial Conversion Price, (ii) the Conversion Price in effect on the Trading Day immediately prior to the Delayed Determination Date, and (iii) the Market Price on the Delayed Determination Date. Notwithstanding the foregoing, in no event will any Conversion Price calculated as set forth in this paragraph 4(g) be lower than $8.00 (subject to adjustment for the events specified in Section 6 hereof). If a Conversion at Maturity occurs, the Corporation and each Holder shall follow the procedures for Conversion set forth in this Section 4, with the Determination Date deemed to be the Conversion Date, except that the Holder shall not be required to send a Conversion Notice as contemplated by paragraph 4(b).

5.   CONVERSION LIMITATIONS.
     ----------------------

     In no event shall a Holder be permitted to convert any Preferred Shares in excess of the number of such shares, upon the Conversion of which:

     (a) the number of Conversion Shares to be issued pursuant to such Conversion, when added to the number of shares of Common Stock issued pursuant to all prior Conversions of Preferred Shares and all prior exercises of the Warrants by the Holders thereof, would exceed the maximum number of shares of Common Stock issuable by the Corporation without stockholder approval in compliance with the continued listing requirements of the Nasdaq SmallCap Market (the "Cap Amount"), except that such limitation shall not apply in the event
      ----------
that (i) the Corporation obtains the approval of the holders of a majority of the Corporation's Common Stock for the issuance of Common Stock in excess of the Cap Amount (it being understood that any Holder whose Cap Allocation Amount (as defined below) represents one hundred and seventy-five percent (175%) or less of
(A) the number of Conversion Shares and Warrant Shares into which the Preferred Shares and Warrants then held by such Holder are convertible or exercisable at the Conversion Price or the Exercise Price, as the case may be, then in effect (without regard to any restrictions or limitations on such conversion or exercise) plus (B) the number of Conversion Shares and Warrant Shares into which
          ----
such Holder has previously converted Preferred Shares and exercised the Warrants, respectively, shall have the right to require the Corporation, upon written notice to such effect, to seek such approval by means of a special meeting of stockholders to be held as soon as practicable following the Corporation's receipt of such notice, but in any case within ninety (90)
days following such receipt, and to recommend such approval to its stockholders at such special meeting) or (ii) the Holders of a majority of the number of Preferred Shares then outstanding (or, if no Preferred Shares are outstanding, the holders of Warrants exercisable into majority of the Warrant Shares then issuable) obtain an opinion of counsel reasonably satisfactory to the Corporation that such approval is not required. Until such approval or opinion is obtained, no purchaser of Preferred Shares pursuant to the Securities Purchase Agreement (each, a "Purchaser" and together the "Purchasers") shall be
                             ---------
issued, upon Conversion of the Preferred Shares, Conversion Shares in an amount greater than the product of (A) the Cap Amount times (B) a fraction, the
                                               -----
numerator of which is the number of Preferred Shares issued to such Purchaser pursuant to the Securities Purchase Agreement and the denominator of which is the aggregate amount of all of the Preferred Shares issued to the Purchasers pursuant to the Securities Purchase Agreement (the "Cap Allocation Amount"). In
                                                    ---------------------
the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Preferred Shares or Warrants, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. In the event that any Holder converts all of such Holder's Preferred Shares and Warrants into a number of Conversion Shares and Warrant Shares which, in the aggregate, is less than such Holder's Cap Allocation Amount, then the difference between such Holder's Cap Allocation Amount and the number of Conversion Shares and Warrant Shares actually issued to such Holder shall be allocated to the respective Cap Allocation Amounts of the remaining Holders of Preferred Shares on a pro rata basis in proportion to the number of Preferred Shares then held by each such Holder; or

     (b) (x) the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock issuable upon conversion of such Preferred Shares or which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this paragraph 5(b)) plus (y) the number of shares of
                                             ----
Common Stock issuable upon the Conversion of such Preferred Shares, would be equal to or exceed (z) 4.99% of the number of shares of Common Stock then issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this paragraph applies (and without limiting any rights the Corporation may otherwise have), the Corporation may rely on the Holder's determination of whether Preferred Shares are convertible pursuant to the terms hereof, the Corporation having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of a Conversion Notice by the Holder shall be deemed to be the Holder's representation that the Preferred Shares specified therein are convertible pursuant to the terms hereof. This paragraph may be amended by all of the Holders of Preferred Shares then outstanding only with the consent of the holders of a majority of the shares of Common Stock then outstanding. Nothing contained herein shall be deemed to restrict the right of a Holder to convert Preferred Shares at such time as the Conversion thereof will not violate the provisions of this paragraph 5(b).

6.   ADJUSTMENTS TO CONVERSION PRICE.
     -------------------------------

          (a)  Adjustment to Fixed Conversion Price Due to Stock Split, Stock
               --------------------------------------------------------------
Dividend, Etc.  If, prior to the Conversion of all of the Preferred Shares, (A)
-------------
the number of outstanding shares of Common Stock is increased by a stock split, a stock dividend on the Common Stock, a reclassification of the Common Stock, or other similar event, the Conversion Price shall be proportionately reduced, which reduction shall be effected on the date on which the Corporation announces such event; or (B) the Corporation issues Common Stock, whether upon the exercise of rights, warrants, securities convertible or exercisable into Common Stock or otherwise, at a price (the "Issue Price") that is less than the current
                                     -----------
Market Price thereof at the time of such issuance, the Conversion Price that would otherwise be in effect on a particular date following such issuance shall be proportionately reduced in order to account for the difference between the Issue Price and such Market Price; provided, however, that if the Issue Price is lower than the Conversion Price otherwise in effect on the date of such issuance, such Conversion Price will be reduced to the lower of the amount determined by this clause (B) and the amount determined by clause (D) below; (C) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares or other similar event, the Conversion Price shall be proportionately increased, which increase shall be effected on the date on which the Corporation announces such event; or (D) the Corporation issues Common Stock, whether upon the exercise of rights, warrants, securities convertible or exercisable into Common Stock or otherwise, at a price that is lower than the Conversion Price in effect on any Conversion Date following the date of such issuance, such Conversion Price shall be reduced to such lower price.

     In no event shall any adjustment pursuant to clause (B) or clause (D) above result in a Conversion Price that exceeds the Conversion Price that would otherwise apply in the absence of such adjustment.

     (b)  Adjustment to Conversion Price During Reference Period.  If, prior to
          ------------------------------------------------------
the Conversion of all of the Preferred Shares, the number of outstanding shares of Common Stock is increased or decreased by a stock split, a stock dividend on the Common Stock, a combination, a reclassification of the Common Stock or other similar event, and such event takes place during the reference period for the determination of the Conversion Price for any Conversion thereof, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event for all Trading Days occurring during such reference period.

     (c)  Adjustment Due to Merger, Consolidation, Etc.  If, prior to the
          --------------------------------------------
Conversion of all of the Preferred Shares, there shall be any merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an "Exchange Transaction"), then such
                                          --------------------
Holder shall (A) upon the consummation of such Exchange Transaction, have the right to receive, with respect to any shares of Common Stock then held by such Holder, or which such Holder is then entitled to receive pursuant to a Conversion Notice previously delivered by such Holder (and without regard to whether such shares contain a restrictive legend or are freely-tradable), the same amount and type of consideration (including without limitation, stock, securities and/or other assets) and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with the consummation of such Exchange Transaction (the "Exchange Consideration"),
                                                    ----------------------
and (B) upon the Conversion of Preferred Shares occurring subsequent to the consummation of such Exchange Transaction (a "Subsequent Conversion"), have the
                                               --------------------
right to receive the Exchange Consideration which such Holder would have been entitled to receive in connection with such Exchange Transaction had such shares been converted immediately prior to such Exchange Transaction at the Conversion Price applicable on the Conversion Date relating to such Subsequent Conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of such Preferred Shares. The Corporation shall not effect any Exchange Transaction unless (i) it first gives to each Holder twenty (20) days prior written notice of such Exchange Transaction (an "Exchange Notice"), and makes a public announcement of
                          ---------------
such event at the same time that it gives such notice (it being understood that the filing by the Corporation of a Form 8-K for the purpose of disclosing the anticipated consummation of the Exchange Transaction shall constitute an Exchange Notice for purposes of this provision) and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder, including the terms of this subparagraph 6(c), and under the Securities Purchase Agreement and the Registration Rights Agreement.

     (d)  Distribution of Assets.  If the Corporation or any of its subsidiaries
          ----------------------
shall declare or make any distribution of cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year), or any rights to acquire any of the foregoing, to holders of Common Stock (or to a holder, other than the Corporation, of the common stock of any such subsidiary) as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), then each Holder shall be entitled to receive, at the same time
 ------------
as such assets are received by a holder of such stock, an amount and type of such Distribution as though such Holder were a holder on the record date therefor of a number of shares of Common Stock determined by dividing the Liquidation Preference of the Preferred Shares held by such Holder on such record date by the lower of the Market Price and the Conversion Price in effect on such record date (such number of shares to be determined without regard to any limitation on conversion of the Preferred Shares that may exist pursuant to these Articles of Amendment or otherwise).

     (e)  Adjustment Due to Major Announcement.  If the Corporation (i) makes a
          ------------------------------------
public announcement that it intends to enter into a Change of Control Transaction (as defined below) or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or other transaction to purchase 50% or more of the Common Stock (such announcement being referred to herein as a "Major Announcement" and the date on which a Major
                         ------------------
Announcement is made, the "Announcement Date"), then, in the event that a Holder
                           -----------------
seeks
to convert Preferred Shares on or following the Announcement Date, the Conversion Price shall, effective upon the Announcement Date and continuing through the fifth (5th) Business Day following the earlier to occur of the consummation of the proposed transaction or tender offer, exchange offer or other transaction and the Abandonment Date (as defined below), be equal to the lowest of (x) the Conversion Price in effect on the Announcement Date, (y) the Market Price on the Announcement Date and (z) the Conversion Price that would otherwise be in effect on the Conversion Date for such Preferred Shares. "Abandonment Date" means with respect to any proposed transaction or tender
 ----------------
offer, exchange offer or other transaction for which a public announcement as contemplated by this paragraph 6(e) has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this paragraph 6(e) to become operative.

     (f)  Issuance of Other Securities.  If, at any time after the Closing Date,
          ----------------------------
the Corporation shall issue any securities which are convertible into or exchangeable for Common ("Convertible Securities") either (i) at a conversion or exchange rate based on a discount from the Market Price of the Common Stock at the time of conversion or exercise or (ii) with a fixed conversion or exercise price less than the Conversion Price, then, at the Holder's option: (x) in the case of clause (i), the Conversion Price in respect of any conversion of the Preferred Shares after such issuance shall be calculated utilizing the greatest discount applicable to any such Convertible Securities; and (y) in the case of clause (ii), the Conversion Price shall be proportionately reduced. If the Corporation shall issue any Convertible Securities that are convertible into or exchangeable for shares of Common Stock on a basis different from that of these Articles of Amendment, each Holder may elect that the provisions of these Articles of Amendment be revised to incorporate such different provisions with respect to conversion or exchange, subject to the limitations of Section 5 hereof; provided, however, Purchaser may not select provisions on a non-integrated basis which would have an inequitable result on the intent of this provision.

     (g)  Adjustment Pursuant to Other Agreements. In addition to and without
          ---------------------------------------
limiting in any way the adjustments provided in this Section 6, the Conversion Price shall be adjusted as may be required by the provisions of the Registration Rights Agreement and/or by the provisions of the Securities Purchase Agreement.

     (h)  No Fractional Shares.  If any adjustment under this Section would
          --------------------
create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be rounded to the nearest whole number of shares.

     (i)  Exceptions to Adjustment of Conversion Price.  No adjustment to the
          --------------------------------------------
Conversion Price will be made (i) upon the exercise or conversion of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee, consultant or director benefit plan of the Corporation now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose;
(iii) upon the issuance of the Conversion Shares; or (iv) upon the exercise of the Warrants.

7.   REDEMPTION.
     ----------

     (a)  Mandatory Redemption.  In the event that a Mandatory Redemption Event
          --------------------
(as defined below) occurs, each Holder shall have the right to require the Corporation to redeem all or any portion of the Preferred Shares held by such Holder (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined
           --------------------
herein). In order to exercise its right to effect a Mandatory Redemption, a Holder must deliver a written notice (a "Mandatory Redemption Notice") to the
                                         ---------------------------
Corporation at any time on or before 11:59 p.m. (eastern time) on the third (3/rd/) Business Day following the Business Day on which the Mandatory Redemption Event to which such Mandatory Redemption Notice relates is no longer continuing. The Mandatory Redemption Notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date") and the number of
                                -------------------------
such shares to be redeemed.

     (b)  Mandatory Redemption Event.  Each of the following events shall be
          --------------------------
deemed a "Mandatory Redemption Event":
          --------------------------

          (i) the Corporation fails, as a result of (x) not having a sufficient number of shares of Common Stock authorized and reserved for issuance, (y) failing to obtain the approval of its stockholders as required by paragraph 5(a) hereof or by paragraph 4.12 of the Securities Purchase Agreement, or (z) for any other reason within the control of the Corporation, to issue shares of Common Stock to a Holder and deliver certificates representing such shares (without any restrictive legend under the circumstances described in paragraph 4(e) hereof) to such Holder as and when required by the provisions hereof upon conversion of any Preferred Shares, and such failure continues for ten (10) Business Days;

          (ii) the Corporation breaches, in a material respect, any covenant or other material term or condition of these Articles of Amendment, the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby, and such breach continues for a period of five (5) Business Days after written notice thereof to the Corporation from a Holder;

          (iii) any material representation or warranty made by the Corporation in the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby or thereby is inaccurate or misleading in any material respect as of the date such representation or warranty was made;

          (iv) (x) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation of a transaction or series of transactions in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity or (y) a transaction or series of transactions in which any person acquires control of the Corporation (each a "Change of Control Transaction"). For purposes hereof, "control" shall mean, with respect to the Corporation, the ability to direct the
--------
business, operations or management of the Corporation, whether through an equity interest therein or otherwise; and

          (v) the Common Stock is not quoted on the Nasdaq SmallCap Market or Nasdaq National Market or listed on the New York Stock Exchange or the American Stock Exchange, or trading in the Common Stock on such market or exchange is suspended and such suspension is in effect for more than five consecutive (5) Trading Days, and such suspension or failure to be so quoted or listed occurs as a result of any willful action or failure to act on the part of the Corporation.

     (c)  Mandatory Redemption Price.  The "Mandatory Redemption Price" shall be
          --------------------------        --------------------------
equal to the greater of (i) the Liquidation Preference of the Preferred Shares being redeemed multiplied by one hundred and twenty five percent (125%) and (ii)
               -------------
an amount determined by dividing the Liquidation Preference of the Preferred Shares being redeemed by the Conversion Price in effect on the Mandatory Redemption Date and multiplying the resulting quotient by the average Closing Trade Price for the Common Stock on the five (5) Trading Days immediately preceding (but not including) the Mandatory Redemption Date.

     (d)  Payment of Mandatory Redemption Price.
          -------------------------------------

          (i) The Corporation shall pay the Mandatory Redemption Price to the Holder exercising its right to redemption on the later to occur of (i) the fifth
(5th) Business Day following the Mandatory Redemption Date and (ii) the date on which the Preferred Shares being redeemed are delivered by the Purchaser to the Corporation for cancellation (the "Mandatory Redemption Payment Date").
                                   ---------------------------------

          (ii) If Corporation fails to pay the Mandatory Redemption Price to the Holder on or before the Mandatory Redemption Date, the Holder shall be entitled to interest thereon, from and after the Mandatory Redemption Payment Date until the Mandatory Redemption Price has been paid in full, at an annual rate equal to the Default Interest Rate.

          (iii) If the Corporation fails to pay the Mandatory Redemption Price within ten (10) Business Days of the Mandatory Redemption Date, then the Holder shall have the right to regain its rights as a Holder of the Series B Preferred Stock and, upon written notice to such effect from the Holder, the Corporation shall return to such Holder the certificates representing the

Preferred Shares that were delivered to the Corporation in connection with such Mandatory Redemption; in such event, the Conversion Price otherwise applicable to future Conversions of the Preferred Shares shall be reduced by one percent (1%) for each day beyond such 10th Business Day in which the failure to pay the Mandatory Redemption Price continued until the date of such notice; provided, however, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%).

8.   MISCELLANEOUS.
     -------------

     (a)  Transfer of Preferred Shares.  Upon notice to the Corporation, a
          ----------------------------
Holder may sell or transfer all or any portion of the Preferred Shares to any person or entity as long as such sale or transfer is the subject of an effective registration statement under the Securities Act or is exempt from registration thereunder and otherwise is made in accordance with the terms of the Securities Purchase Agreement. Notwithstanding the foregoing, no Holder shall knowingly and voluntarily sell any Preferred Shares to an entity that is a competitor of the Corporation. From and after the date of such sale or transfer, the transferee thereof shall be deemed to be a Holder. Upon any such sale or transfer, the Corporation shall, promptly following the return of the certificate or certificates representing the Preferred Shares that are the subject of such sale or transfer, issue and deliver to such transferee a new certificate in the name of such transferee.

     (b)  Notices.  Except as otherwise provided herein, any notice, demand or
          -------
request required or permitted to be given pursuant to the terms hereof, the form or delivery of which notice, demand or request is not otherwise specified herein, shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

          If to the Corporation:

          WEBB Interactive Services, Inc.
          1800 Glenarm Place, Suite 700
          Denver, Colorado 80202
          Tel: 303-296-9200
          Fax: 303-(303) 292-5039
          Attention: William Cullen
          with a copy to:

          Gray, Plant, Mooty, Mooty & Bennett, P.A.
          3400 City Center
          33 South Sixth Street
          Minneapolis, MN 55402-3796
          Telecopy: (612) 333-0066
          Attention: Lindley S. Branson, Esq.

          and if to any Holder, to such address for such Holder as shall be designated by such Holder in writing to the Corporation.

     (c)  Lost or Stolen Certificate.  Upon receipt by the Corporation of
          --------------------------
evidence of the loss, theft, destruction or mutilation of a certificate representing Preferred Shares, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation and the Transfer Agent, and upon surrender and cancellation of such certificate if mutilated, the Corporation shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (d)  No Voting Rights.  Except as provided by applicable law and
          ----------------
paragraph 8(g) below, the Holders of the Preferred Shares shall have no voting rights with respect to the business, management or affairs of the Corporation; provided that the Corporation shall provide each Holder with prior notification of each meeting of stockholders (and copies of proxy statements and other information sent to such stockholders).

     (e)  Remedies, Characterization, Other Obligations, Breaches and Injunctive
          ----------------------------------------------------------------------
Relief.  The remedies provided to a Holder in these Articles of Amendment shall
------
be cumulative and in addition to all other remedies available to such Holder under these Articles of Amendment or under any Transaction Document (as defined in the Securities Purchase Agreement), at law or in equity (including without limitation a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing contained herein shall limit such Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of these Articles of Amendment. The Corporation agrees with each Holder that there shall be no characterization concerning this instrument other than as specifically provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a material breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation agrees, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     (f)  Failure or Delay not Waiver.  No failure or delay on the part of a
          ----------------------------
Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     (g)  Protective Provisions.
          ---------------------

          So long as shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval of the Holders of at least two-thirds (2/3) of outstanding shares of Series B Preferred Stock:

               (i) alter, change, modify or amend (x) the terms of the Series B Preferred Stock in any way or (y) the terms of any other capital stock of the Corporation so as to affect adversely the Series B Preferred Stock;

               (ii) create any new class or series of capital stock having a preference over or ranking pari passu with the Series B Preferred Stock as to redemption or distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Corporation;

               (iii) increase the authorized number of shares of Series B Preferred Stock;

               (iv) re-issue any shares of Series B Preferred Stock which have been converted or redeemed in accordance with the terms hereof;

               (v)   issue any Pari Passu Securities or Senior Securities;

               (vi) redeem, or declare, pay or make any provision for any dividend or distribution with respect to, the Common Stock or any other capital stock of the Corporation ranking junior to the Series B Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation; or

               (vii) issue any Series B Preferred Stock except pursuant to the terms of the Securities Purchase Agreement.

     In the event that the Holders of at least two-thirds of the outstanding shares of Series B Preferred Stock agrees to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock pursuant to the terms hereof, then the Corporation will deliver notice of such approved change to the holders of the Series B Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting
                                         ------------------
Holders shall have the right for a period of thirty (30) days following such delivery to convert their Preferred Shares pursuant to the terms hereof as they existed prior to such alteration or change, or to continue to hold such Preferred Shares. No such change shall be effective to the extent that, by its terms, it applies to less than all of the Holders of Preferred Shares then outstanding.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Corporation has duly executed these Articles of Amendment as of the 16th day of February, 2000.

WEBB INTERACTIVE SERVICES, INC.

By: _______________________________
     William R. Cullen
     Chief Financial Officer

                                             EXHIBIT A TO ARTICLES OF AMENDMENT
                                             ----------------------------------

                             NOTICE OF CONVERSION

The undersigned hereby elects to convert shares of Series B Convertible Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s). _______________ (the "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of WEBB INTERACTIVE SERVICES, INC. according to the terms and conditions of the Articles of Amendment relating to the Preferred Stock (the "Articles of Amendment"), as of the date written below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Articles of Amendment. Unless otherwise specified in writing to the Corporation, the undersigned represents to the Corporation that the shares of Common Stock covered by this notice have been or will be sold pursuant to an effective registration statement.

                         Date of Conversion:____________________________

                         Number of Shares of
                         Preferred Stock to be Converted:_______________

                         Applicable Conversion Price:___________________

                         Number of Shares of
                         Common Stock to be Issued:_____________________

                         Name of Holder:________________________________

                         Address: ______________________________________

                                  ______________________________________

                                  ______________________________________

                         Signature: ____________________________________
                                    Name:
                                    Title:

Holder Requests Delivery to be made: (check one)
-----------------------------------

     By Delivery of Physical Certificates to the Above Address

     Through Depository Trust Corporation
          (Account ________________________________)